UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 7, 2022 (July 1, 2022)

Atossa Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35610	26-4753208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Spring Street Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 325-6086

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuance to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.18 par value	ATOS	The Nasdaq Capital Market

Item 8.01	Other Events

On July 1, 2022, Atossa Therapeutics, Inc. (“Atossa”) entered into a letter agreement (the “Letter Agreement”) with a venture-capital backed, private company based in the United States that is in the pre-clinical stage of developing novel Chimeric Antigen Receptor (CAR) T-cell therapies based on technology licensed from a leading U.S. adult and pediatric cancer treatment and research institution (the “CAR-T Company”). The Letter Agreement requires that up until November 1, 2022 the CAR-T Company will (i) negotiate exclusively with Atossa for Atossa to acquire the CAR-T Company, and (ii) address certain matters related to personnel, operations and intellectual property. Atossa has paid $3 million for the exclusive right to negotiate with the CAR-T Company. If a definitive agreement is not reached for Atossa to acquire the CAR-T Company and if a specified material adverse event has not occurred, then Atossa will pay an additional $2 million for a 19.99% preferred stock equity interest in the CAR-T Company. Atossa is under no obligation to complete the acquisition of the CAR-T Company and no assurance can be given that an acquisition will be completed on acceptable terms or at all.

This Current Report contains forward-looking statements, which Atossa undertakes no obligation to update, which are subject to risks and uncertainties that may cause actual results to differ materially from the anticipated or estimated future results, including, without limitation, statements regarding whether any transaction with the CAR-T Company will be successfully negotiated or completed, whether any obligations in the Letter Agreement will be satisfied in a timely fashion or at all, and other risks detailed from time to time in Atossa’s filings with the Securities and Exchange Commission, including without limitation its periodic reports on Form 10-K and 10-Q, each as amended and supplemented from time to time.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2022	Atossa Therapeutics, Inc.

	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary